Exhibit 21.1

Organization and Qualifications; Subsidiaries; Authority

U.S. Subsidiaries

Company Name(1)	Jurisdiction of Organization	% Own
7158 Willoughby, LLC	Delaware	100%
AA Properties LLC	Delaware	100%
AICP LLC	Delaware	100%
Alban Towers, LLC	Delaware	100%
AMERITON Properties Incorporated	Maryland	100%
API Allegro LLC	Delaware	100%
API Cameron Park LLC	Delaware	100%
API Dadeland LLC	Delaware	100%
API Emeryville Parkside LLC	Delaware	100%
API Emeryville Watertower LLC	Delaware	100%
API Fox Plaza LLC	Delaware	100%
API Genesis Park LLC	Delaware	100%
API Laurel Crossing LLC	Delaware	100%
API Manhattan Incorporated	Delaware	100%
API Mission North LLC	Delaware	100%
API Town Center South I LLC	Delaware	100%
API Town Center South II LLC	Delaware	100%
API Town Center South III LLC	Delaware	100%
API West End Incorporated	Delaware	100%
Archstone Builders Incorporated	Delaware	100%
Archstone Financial Services LLC	Delaware	100%
Archstone Foundation	Colorado	100%
Archstone Holdings Germany LLC	Delaware	100%
Archstone Management Germany LLC	Delaware	100%
Archstone Management Services Incorporated	Delaware	100%
Archstone Property Management (California) Incorporated	Delaware	100%
Archstone Property Management LLC	Delaware	100%
Archstone-Smith Communities LLC	Delaware	100%
Archstone-Smith Operating Trust	Maryland	89%
Archstone-Smith Unitholder Services LLC	Delaware	100%

(1)           Entities listed above in bold and brackets are in the process of being dissolved or withdrawn, as applicable, but they are still active.

Company Name(1)	Jurisdiction of Organization	% Own
ASN 50th Street LLC	Delaware	100%
ASN Arbor Vista LP	Delaware	100%
ASN Aston LLC	Delaware	100%
ASN Avenir LLC	Delaware	100%
ASN Bay Landing 1031 LLC	Delaware	100%
ASN Bay Landing LLC	Delaware	100%
ASN Bay Meadows I LLC	Delaware	100%
ASN Bay Meadows II LLC	Delaware	100%
ASN Bellevue LLC	Delaware	100%
ASN Bellevue Place LLC	Delaware	100%
ASN Belltown LLC(2)	Delaware	100%
ASN Bowie LLC	Maryland	100%
ASN Brooklyn Heights LLC	Delaware	100%
ASN Calabasas I LLC	Delaware	100%
ASN Calabasas II LLC	Delaware	100%
ASN CambridgePark LLC(2)	Delaware	100%
ASN Chicago LLC	Delaware	100%
ASN City Place LLC	Delaware	100%
ASN Clinton Green Member LLC	Delaware	100%
ASN Dulles LLC	Delaware	100%
ASN Dupont Circle LLC	Delaware	100%
ASN Emeryville LLC	Delaware	100%
ASN Encinitas LLC	Delaware	100%
ASN Estancia LLC	Delaware	100%
ASN Europe Trading Incorporated	Delaware	100%
ASN Europe Trading U.S. Incorporated	Delaware	100%
ASN Fairchase LLC(2)	Delaware	100%
ASN Fairfax Corner LLC	Delaware	100%
ASN Foundry LLC	Delaware	100%
ASN Fox Plaza LLC	Delaware	100%
ASN Fremont LLC	Delaware	100%
ASN Gaithersburg LLC	Delaware	100%
ASN Glencoe LLC	Delaware	100%
ASN Hoboken I LLC	Delaware	100%
ASN Hoboken II LLC	Delaware	100%

(2)           This entity was formed as an exchange accommodation titleholder and will be acquired by Archstone-Smith Operating Trust upon completion of a reverse 1031 exchange.

Company Name(1)	Jurisdiction of Organization	% Own
ASN Holdings LLC	Delaware	100%
ASN Kendall Square LLC	Delaware	100%
ASN Key West LLC	Delaware	100%
ASN LaJolla LLC	Delaware	100%
ASN Lake Mendota Investments LLC	Delaware	100%
ASN Lakeshore East LLC	Delaware	100%
ASN Las Flores LLC	Delaware	100%
ASN Long Beach LLC	Delaware	100%
ASN Long Beach Harbor LLC	Delaware	100%
ASN Long Beach Harbor 1031 LLC(2)	Delaware	100%
ASN Los Feliz LLC	Delaware	100%
ASN Maple Leaf (Office) LLC	Delaware	100%
ASN Maple Leaf Member LLC	Delaware	100%
ASN Marina Del Rey LLC	Delaware	100%
ASN Marina LLC	Delaware	100%
ASN Meadows at Russett I LLC	Delaware	100%
ASN Meadows at Russett II LLC	Delaware	100%
ASN Meadow Wood LLC	Delaware	100%
ASN Mission Center LLC	Delaware	100%
ASN Mission Gorge LLC	Delaware	100%
ASN Mountain View LLC	Delaware	100%
ASN Multifamily Limited Partnership	Delaware	100%
ASN Murray Hill LLC	Delaware	100%
ASN Northgate, LLC	Delaware	100%
ASN Park Essex LLC	Delaware	100%
ASN Pasadena LLC	Delaware	100%
ASN Placentia Place LLC	Delaware	100%
ASN Quarry Hills 1031 LLC	Delaware	100%
ASN Quarry Hills LLC	Delaware	100%
ASN Reading LLC	Delaware	100%
ASN Redmond LLC	Delaware	100%
ASN Redmond Park LLC	Delaware	100%
ASN Regency Club LLC	Delaware	100%
ASN RH Member LLC	Delaware	100%
ASN Richardson Highlands LLC	Delaware	100%
ASN Rockville LLC	Delaware	100%
ASN Roosevelt Center LLC	Delaware	100%
ASN San Diego LLC	Delaware	100%

Company Name(1)	Jurisdiction of Organization	% Own
ASN San Jose LLC	Delaware	100%
ASN Santa Monica LLC	Delaware	100%
ASN Seattle LLC	Delaware	100%
ASN Sonoma LLC	Delaware	100%
ASN Stoneridge Manager LLC	Delaware	100%
ASN Studio City LLC	Delaware	100%
ASN Summit LLC	Delaware	100%
ASN Sunset LLC	Delaware	100%
ASN Tanforan Crossing I LLC	Delaware	100%
ASN Tanforan Crossing II LLC	Delaware	100%
ASN Technologies, Inc.	Delaware	100%
ASN Texas GP LLC	Delaware	100%
ASN Thousand Oaks Crest LLC	Delaware	100%
ASN Thousand Oaks Plaza LLC	Delaware	100%
ASN Ventura Colony LLC	Delaware	100%
ASN Ventura Colony 1031 LLC(2)	Delaware	100%
ASN Ventura LLC	Delaware	100%
ASN Ventura II LLC	Delaware	100%
ASN Ventura II 1031 LLC(2)	Delaware	100%
ASN Virginia Holdings LLC	Delaware	100%
ASN Walnut Creek LLC	Delaware	100%
ASN Warner Center LLC	Delaware	100%
ASN Washington Boulevard LLC	Delaware	100%
ASN Watertown LLC	Delaware	100%
ASN West End LLC	Delaware	100%
ASN Westmont LLC	Delaware	100%
ASN Wisconsin Place (Residential) LLC	Delaware	100%
ASN Wisconsin Place (Retail) LLC	Delaware	100%
ASN Woodland Hills East LLC	Delaware	100%
ASN Worthington Place LLC	Delaware	100%
ASN-Massachusetts Holdings (3) LLC	Delaware	100%
ASN-Sal Holdings LLC	Delaware	100%
ASN-Washington Holdings (1) LLC	Delaware	100%
Capital Mezz LLC	Delaware	100%
CG-N Affordable LLC	Delaware	100%
CG-S Affordable LLC	Delaware	100%
Chateau Marina LLC	Delaware	100%

Company Name(1)	Jurisdiction of Organization	% Own
Courthouse Hill LLC	Delaware	100%
Fiji Villas LLC	Delaware	100%
First Herndon Associates Limited Partnership	Virginia	100%
Golden Spike Asset Management LLC	Delaware	100%
Golden State Mezz LLC	Delaware	100%
Kentlands Village Business Trust	Maryland	100%
Las Colinas GP Holdings, LLC	Delaware	100%
Metropolitan Acquisition Finance L.P.	Delaware	100%
Milestone Apartments Business Trust	Maryland	100%
MIV (2) LLC (manager only)	Delaware	0%
Oakwood Las Colinas LP	Texas	100%
OEC Holdings, LLC	Delaware	100%
Parkway Plaza Apartments LLC	Delaware	100%
Prospector Diversified Assets LLC	Delaware	100%
PTR-California Holdings (1) LLC	Delaware	100%
PTR-California Holdings (3) LLC	Delaware	100%
PTR-Colorado (1), LLC	Colorado	100%
R&B Realty Group II LLC	Delaware	100%
RPG Orange LLC	Delaware	100%
SCA-North Carolina (1) LLC	Delaware	100%
SCA-North Carolina (2) LLC	Delaware	100%
Smith Five, Inc	Delaware	100%
Smith Four, Inc	Delaware	100%
Smith One, Inc	Delaware	100%
Smith Property Holdings 2000 Commonwealth L.L.C.	Delaware	100%
Smith Property Holdings 4411 Connecticut L.L.C.	Delaware	100%
Smith Property Holdings Alban Towers L.L.C.	Delaware	100%
Smith Property Holdings Alban Towers Two L.L.C.	Delaware	100%
Smith Property Holdings Ballston Place L.L.C.	Delaware	100%
Smith Property Holdings Buchanan House L.L.C.	Delaware	100%
Smith Property Holdings Columbia Road L.P.	Delaware	100%
Smith Property Holdings Consulate L.L.C.	Delaware	100%

Company Name(1)	Jurisdiction of Organization	% Own
Smith Property Holdings Cronin’s Landing L.P.	Massachusetts	100%
Smith Property Holdings Crystal Houses L.L.C.	Delaware	100%
Smith Property Holdings Crystal Plaza LLC	Delaware	100%
Smith Property Holdings Crystal Towers L.P.	Delaware	100%
Smith Property Holdings Five (D.C.) L.P.	Delaware	100%
Smith Property Holdings Five L.P.	Delaware	100%
Smith Property Holdings Four L.P.	Delaware	100%
Smith Property Holdings Kenmore L.P.	Delaware	100%
Smith Property Holdings Lincoln Towers L.L.C.	Virginia	100%
Smith Property Holdings One (D.C.) L.P.	Delaware	100%
Smith Property Holdings One L.P.	Delaware	100%
Smith Property Holdings Parc Vista L.L.C.	Delaware	100%
Smith Property Holdings Reston Landing L.L.C.	Delaware	100%
Smith Property Holdings Sagamore Towers L.L.C.	Delaware	100%
Smith Property Holdings Seven L.P.	Delaware	100%
Smith Property Holdings Six (D.C.) L.P.	Delaware	100%
Smith Property Holdings Six L.P.	Delaware	100%
Smith Property Holdings Springfield L.L.C.	Virginia	100%
Smith Property Holdings Superior Place L.L.C.	Delaware	100%
Smith Property Holdings Three (D.C.) L.P.	Delaware	100%
Smith Property Holdings Three L.P.	Delaware	100%
Smith Property Holdings Two (D.C.) L.P.	Delaware	100%
Smith Property Holdings Two L.P.	Delaware	100%
Smith Property Holdings Van Ness L.P.	Delaware	100%
Smith Property Holdings Water Park Towers L.L.C.	Delaware	100%
Smith Property Holdings Wilson L.L.C.	Delaware	100%

Company Name(1)	Jurisdiction of Organization	% Own
Smith Realty Company	Maryland	100%
Smith Seven, Inc	Delaware	100%
Smith Six, Inc	Delaware	100%
Smith Three, Inc	Delaware	100%
Smith Two, Inc	Delaware	100%
Square 673 Apartments LLC	Delaware	100%
The Lakes Holdings, L.L.C.	Delaware	100%
Waterview Apartments, LLC	Delaware	100%

Joint Ventures

Reference to each joint venture below includes any wholly owned subsidiaries of such joint venture:

No.	Name	Partner	Jurisdiction	% Own
1.	Archstone Vinnin Square, LLC	Northwestern Mutual	Delaware	25% owned by the Operating Trust (successor to Archstone Communities Trust).

2.	ASN Presidio View LLC	Handlery Hotels, Inc.	Delaware	Percentage varies; currently 87% owned by the Operating Trust.

3.	ASN Stoneridge LLC	JP Morgan, as trustee	Delaware	40% owned by ASN Stoneridge Manager LLC

4.	Casco Property Trust LLC	Eaton Vance	Delaware	25% owned by the Operating Trust 25 Class B Units—Operating Trust (successor to Archstone Communities Trust)

5.	Katahdin Property Trust LLC	Eaton Vance	Delaware	25% owned by the Operating Trust 25 Class B Units—Operating Trust (successor to Archstone Communities Trust)

6.	Lake Mendota Investments LLC	SWIB	Delaware	20% owned by ASN Lake Mendota Investments LLC

7.	Monadnock Property Trust LLC	Eaton Vance	Delaware	25% owned by the Operating Trust 25 Class B Units—Operating Trust (successor to Archstone Communities Trust)

8.	OCC Master Developer, LLC	Hines Development	Delaware	50% owned by the Operating Trust

No.	Name	Partner	Jurisdiction	% Own
9.	SPH Springfield Station L.L.C.	Morgan Guaranty Trust, a trustee	Delaware	48% owned by Smith Property Holdings Springfield L.L.C.

10.	Wisconsin Place Residential LLC	New England Development	Delaware	75% owned by ASN Wisconsin Place (Residential), LLC

11.	Clinton Green Holdings, LLC	The Dermot Company	Delaware	59% owned by ASN Clinton Green Member LLC

Foreign Subsidiaries

Company Name	Jurisdiction	% Own
Panorama Insurance Ltd.	Bermuda	100%
Archstone Holdings Germany Ltd.	Bermuda	100%
Archstone LT Holdings Germany Ltd.	Bermuda	100%
Archstone B.V.	Netherlands	100%
Archstone Deutsche RE Holding GmbH	Germany	100%
Archstone Deutsche RE Trading GmbH	Germany	49%
Archstone Simensstadt Holding GmbH	Germany	49%
deltus 162. GmbH	Germany	100%
DeWAG Holdings S.à.r.l.	Luxembourg	49%
DeWAG LT Holdings S.à.r.l.	Luxembourg	49%
Archstone Europe Trading B.V.	Netherlands	49%
deltus 161.GmbH	Germany	49%
DeWAG Deutsche WohnAnlage GmbH	Germany	49%
Duisberg-Hüttenheim Erste GmbH & Co. KG	Germany	49%
IWG Wohnen 1 Objektgesellschaft mbH	Germany	49%
IWG Wohnen 2 Objektgesellschaft mbH	Germany	49%
IWG Wohnen 3 Objektgesellschaft mbH	Germany	49%
IWG Wohnen 4 Objektgesellschaft mbH	Germany	49%
IWG Wohnen 5 Objektgesellschaft mbH	Germany	49%
IWG Wohnen 6 Objektgesellschaft mbH	Germany	49%
IWG Wohnen 7 Objektgesellschaft mbH	Germany	49%
IWG 9. Objektgesellschaft B.V.	Netherlands	49%
IWG 10. Objektgesellschaft B.V.	Netherlands	49%
IWG 11. Objektgesellschaft B.V.	Netherlands	49%
Archstone Management Germany B.V.	Netherlands	100%
Archstone Management Germany S.à.r.l.	Luxembourg	100%
IWG Wohnen GmbH	Germany	100%
Wohnungsbau Schwaben Objektduisberg Gmbh & Co. KG	Germany	49%